GENERAL PARTNER'S POWER OF ATTORNEY
                       -----------------------------------


               KNOW ALL MEN BY THESE PRESENTS I, Alfred Feinman, a General Partner of Glickenhaus & Co., a New York Limited Partnership, (the "Sponsor"), hereby constitute and appoint Michael J. Lynch, Tina M. Sanchez and James R. Vaccacio, and any other General Partner, jointly and severally, his attorneys-in-fact, each with full power of substitution, to sign on his behalf and in his name and to file with the Securities and Exchange Commission a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith, relating to the proposed registration and issuance of units in one or more series of Empire State Municipal Exempt Trust, Glickenhaus Special Situations Trust, Glickenhaus Value Portfolios, or any other unit investment trust established in accordance with the Investment Company Act of 1940 for which Glickenhaus & Co., alone or with others, will act as Depositor or Sponsor and/or Underwriter, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

               IN WITNESS WHEREOF, the undersigned General Partner of Glickenhaus & Co. has hereunto set his hand and this 7th day of December, 1999.

                                             /s/ Alfred Feinman
                                             ----------------------------------
                                             Alfred Feinman

STATE OF NEW YORK       )
                        :
COUNTY OF NEW YORK      )

               On this 7th day of December, 1999 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.


                                             /s/ Carla Vogel
                                             ----------------------------------
                                             Notary Public

                                             Carla Vogel
                                        Notary Public, State of New York
                                             No. 31-5019906
                                        Qualified in Bronx County
                                    Commission Expires November 1, 2001
879828.1

                       GENERAL PARTNER'S POWER OF ATTORNEY
                       -----------------------------------

               KNOW ALL MEN BY THESE PRESENTS I, James M. Glickenhaus, a General Partner of Glickenhaus & Co., a New York Limited Partnership, (the "Sponsor"), hereby constitute and appoint Michael J. Lynch, Tina M. Sanchez and James R. Vaccacio, and any other General Partner, jointly and severally, his attorneys-in-fact, each with full power of substitution, to sign on his behalf and in his name and to file with the Securities and Exchange Commission a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith, relating to the proposed registration and issuance of units in one or more series of Empire State Municipal Exempt Trust, Glickenhaus Special Situations Trust, Glickenhaus Value Portfolios, or any other unit investment trust established in accordance with the Investment Company Act of 1940 for which Glickenhaus & Co., alone or with others, will act as Depositor or Sponsor and/or Underwriter, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

               IN WITNESS WHEREOF, the undersigned General Partner of Glickenhaus & Co. has hereunto set his hand and this 7th day of December, 1999.

                                             /s/ James M. Glickenhaus
                                             ----------------------------------
                                             James M. Glickenhaus

STATE OF NEW YORK       )
                        :
COUNTY OF NEW YORK      )

               On this 7th day of December, 1999 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.


                                             /s/ Carla Vogel
                                             ----------------------------------
                                             Notary Public

                                             Carla Vogel
                                        Notary Public, State of New York
                                             No. 31-5019906
                                        Qualified in Bronx County
                                    Commission Expires November 1, 2001


879828.1

                       GENERAL PARTNER'S POWER OF ATTORNEY
                       -----------------------------------


               KNOW ALL MEN BY THESE PRESENTS I, Seth M. Glickenhaus, a General Partner of Glickenhaus & Co., a New York Limited Partnership, (the "Sponsor"), hereby constitute and appoint Michael J. Lynch, Tina M. Sanchez and James R. Vaccacio, and any General Partner, jointly and severally, his attorneys-in-fact, each with full power of substitution, to sign on his behalf and in his name and to file with the Securities and Exchange Commission a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith, relating to the proposed registration and issuance of units in one or more series of Empire State Municipal Exempt Trust, Glickenhaus Special Situations Trust, Glickenhaus Value Portfolios, or any other unit investment trust established in accordance with the Investment Company Act of 1940 for which Glickenhaus & Co., alone or with others, will act as Depositor or Sponsor and/or Underwriter, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

               IN WITNESS WHEREOF, the undersigned General Partner of Glickenhaus & Co. has hereunto set his hand and this 7th day of December, 1999.

                                             /s/ Seth M. Glickenhaus
                                             ----------------------------------
                                             Seth M. Glickenhaus

STATE OF NEW YORK       )
                        :
COUNTY OF NEW YORK      )

               On this 7th day of December, 1999 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.


                                             /s/ Carla Vogel
                                             ----------------------------------
                                             Notary Public

                                             Carla Vogel
                                        Notary Public, State of New York
                                             No. 31-5019906
                                        Qualified in Bronx County
                                    Commission Expires November 1, 2001


879828.1